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Exhibit 99.2

ON ASSIGNMENT, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of On Assignment, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald W. Rudolph, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ RONALD W. RUDOLPH Ronald W. Rudolph Chief Financial Officer March 31, 2003

A signed original of this statement required by Section 906 has been provided to On Assignment, Inc. and will be retained by On Assignment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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Exhibit 99.2